                                                                   EXHIBIT 10.22


                                SECOND AMENDMENT

     SECOND AMENDMENT, dated as of February 17, 2000 (this "Amendment"), to the Credit Agreement, dated as of August 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among CELADON GROUP, INC., a Delaware corporation ("Group") and CELADON TRUCKING SERVICES, INC. ("Trucking"; together with Group, each a "Borrower", collectively the "Borrowers"), the lenders from time to time parties thereto (the "Lenders") and ING (U.S.) CAPITAL LLC, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent") and as arranger.

                                    RECITALS

                  The Borrowers have requested the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     2. Amendments.

          (a) Section 9.9 of the Credit Agreement is hereby amended by:

               (i) adding the following new clause (d) to the end thereof:

                   "(d) purchases of the securities or assets of another
                    Person pursuant to a merger or acquisition permitted by Section 9.17 for which all of the conditions contained in such Section have been satisfied.";

               (ii) deleting the word "and" at the end of clause (b); and

               (iii) deleting the period at the end of clause (c) and adding the word "; and" in lieu thereof.

          (b) Section 9.17 of the Credit Agreement is hereby amended by adding the words "previously described in this Section" immediately following the words "shall not prohibit any merger or acquisition" contained in the proviso of such Section.


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     3. Effectiveness. This Amendment shall become effective upon receipt by the
Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

          (a) evidence satisfactory to the Administrative Agent that this Amendment has been executed and delivered by the Borrowers, the Required Lenders and each of the Subsidiary Guarantors; and

          (b) such other documents as the Administrative Agent may reasonably request.

     4. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     5. No Other Amendments. Except as expressly amended hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

     8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                            [SIGNATURE PAGES FOLLOW]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                     CELADON GROUP, INC.


                                         By:  /s/Michael Dunlap
                                              -----------------
                                              Name:  Michael Dunlap
                                              Title:Vice President


                                     CELADON TRUCKING SERVICES, INC.


                                         By:  /s/Michael Dunlap
                                              -----------------
                                              Name:  Michael Dunlap
                                              Title:  Vice President


                                     ING (U.S.) CAPITAL LLC, as Administrative
                                       Agent, Arranger and as a Lender


                                         By:  /s/Bill Redmond
                                              ---------------
                                              Name:  Bill Redmond
                                              Title:  Vice President






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     The undersigned Lenders hereby consent and agree to the foregoing
Amendment:


                                              KEYBANK NATIONAL ASSOCIATION


                                              By: /s/Joseph H. Rohs
                                                  -----------------
                                                  Name:  Joseph H. Rohs
                                                  Title:  Vice President


                                              NATIONAL BANK OF CANADA


                                              By: /s/Thomas E. Roberts
                                                  --------------------
                                                  Name:  Thomas E. Roberts
                                                  Title:  Vice President


                                              By: /s/James J. Fricke
                                                  ------------------
                                                  Name:  James J. Fricke
                                                  Title:  Vice President


                                              UNION PLANTERS BANK, N.A.


                                              By: David W. O'Neal
                                                  ---------------
                                                  Name:  David W. O'Neal
                                                  Title:  Vice President


                                              THE NORTHERN TRUST COMPANY


                                              By: /s/Candelario Martinez
                                                  ----------------------
                                                  Name:  Candelario Martinez
                                                  Title:  Vice President


                                              FIFTH THIRD BANK, INDIANA


                                              By: /s/Thomas C. Witt
                                                  -----------------
                                                  Name:  Thomas C. Witt
                                                  Title:  Vice President




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


     The undersigned guarantors hereby consent and agree to the foregoing
Amendment:



CELADON TRUCKING SERVICES OF                CELADON TRANSPORTATION, LLP
 INDIANA, INC.


By:  /s/Michael Dunlap                      By: /s/Michael Dunlap
     -----------------                          -----------------
     Name: Michael Dunlap                       Name: Michael Dunlap
     Title:   Vice President                    Title:   Vice President


CHEETAH TRANSPORTATION CO.                  INTERNATIONAL FREIGHT HOLDING CORP.


By:  /s/Michael Dunlap                      By: /s/Michael Dunlap
     -----------------                          -----------------
     Name:   Michael Dunlap                     Name:  Michael Dunlap
     Title:     Vice President                  Title:   Vice President


JML FREIGHT FORWARDING, INC.                RIL GROUP, LTD.


By:  /s/Michael Dunlap                      By: /s/Michael Dunlap
     -----------------                          -----------------
     Name:  Michael Dunlap                      Name:  Michael Dunlap
     Title:    Vice President                   Title:   Vice President


RIL, INC.                                   WELLINGMUFT HOLDING CO.


By:  /s/Michael Dunlap                      By: /s/Michael Dunlap
     -----------------                          -----------------
     Name:  Michael Dunlap                      Name:  Michael Dunlap
     Title:    Vice President                   Title:   Vice President




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CELADON LOGISTICS, INC.                     RANDY EXPRESS, LTD.


By:  /s/Michael Dunlap                      By: /s/Michael Dunlap
     -----------------                          -----------------
     Name:  Michael Dunlap                      Name:  Michael Dunlap
     Title:    Vice President                   Title:   Vice President


RIL ACQUISITION CORP.                       CELADON JACKY MAEDER CO.


By:  /s/Michael Dunlap                      By: /s/Michael Dunlap
     -----------------                          -----------------
     Name:  Michael Dunlap                      Name:  Michael Dunlap
     Title:    Vice President                   Title:   Vice President


ZIPP EXPRESS, INC.


By:  /s/Michael Dunlap
     -----------------
     Name:  Michael Dunlap
     Title:    Vice President






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